UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2019

2050 MOTORS, INC.

(Exact name of Registrant as specified in its Charter)

California	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1340 Brook Street, Unit M, St. Charles, Illinois 60714

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

2050 Motors, Inc. is referred to herein as “we”, “us”, or “us”

Background

On May 5, 2019, 2050 Motors, Inc. executed a Securities Purchase Agreement (SPA) with our CEO, Vikram Grover, for an investment of $483,000.00 in value for 400,000 Series B Convertible Preferred Shares priced at $1.2075 per share. Since the signing of that Agreement, we received notice that the Secretary of State of California approved and filed our Certificate of Determination for a newly created class of Series B Convertible Preferred Shares, and on May 15, 2019, we sent an issuance resolution to our transfer agent thereby completing the transaction. Accordingly, we have issued Vikram Grover 400,000 Series B Convertible Preferred Shares in exchange for 210,000,000 free-trading common shares of Mobicard Inc. aka Peer to Peer Network (OTC/PTOP) previously in his name. The newly issued Series B Convertible Preferred Shares are RESTRICTED CONTROL SECURITIES and unable to be converted into common shares and/or sold except under Rule 144 provisions enforced by the Securities and Exchange Commission (see https://www.sec.gov/reportspubs/investor-publications/investorpubsrule144htm.html). Additionally, at present, 2050 Motors, Inc. does not have any common shares available to allow for conversion of these preferred shares. This filing supplements our original Form 8-K filing dated May 6, 2019 regarding the SPA and related documentation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 5, 2019, 2050 Motors, Inc. executed a Securities Purchase Agreement with our CEO, Vikram Grover, for an investment in the Company of $483,000.00 in the form of 210,000,000 free-trading common shares of Peer to Peer Network aka Mobicard Inc. As consideration, the Company is issuing the investor 400,000 newly-created 1% Cumulative Series B Preferred Shares, each of which bears a restrictive legend, is convertible into 1,000 common shares, and has 1,000 votes on corporate matters. The investment is intended to strengthen the Company’s balance sheet, provide liquidity and facilitate capital raising.

Item 9.01. Exhibits

(a) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Securities Purchase Agreement 400,000 Series B Preferred Shares – Vikram Grover
10.2	Stock Certificate – 210,000,000 Peer to Peer Network aka Mobicard Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2050 MOTORS, INC.

Date: May 16, 2019	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer